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                                                               Exhibit 99.a(vii)

                             ARTICLES SUPPLEMENTARY
                                       OF
                           HARTFORD SERIES FUND, INC.

     Hartford Series Fund, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue seventy billion, three hundred twenty five million (70,325,000,000), shares of $0.001 par value common stock, having an aggregate par value of seventy million, three hundred twenty five thousand dollars ($70,325,000), as listed below:

SERIES                                                          CLASS IA SHARES    CLASS IB SHARES
------                                                          ---------------    ---------------
Hartford Advisers HLS Fund                                        8,500,000,000      1,000,000,000

Hartford Bond HLS Fund                                            4,400,000,000        600,000,000

Hartford Capital Appreciation HLS Fund                            4,250,000,000        750,000,000

Hartford Capital Preservation HLS Fund                              700,000,000        300,000,000

Hartford Disciplined Equity HLS Fund                              3,300,000,000        200,000,000

Hartford Dividend and Growth HLS Fund                             3,500,000,000        500,000,000

Hartford Equity Income HLS Fund                                     600,000,000        200,000,000

Hartford Focus Growth HLS Fund                                      600,000,000        200,000,000

Hartford Focus HLS Fund                                             600,000,000        200,000,000

Hartford Global Advisers HLS Fund                                   800,000,000        200,000,000

Hartford Global Communications HLS Fund                             600,000,000        200,000,000

Hartford Global Financial Services HLS Fund                         600,000,000        200,000,000

Hartford Global Health HLS Fund                                     600,000,000        200,000,000

Hartford Global Leaders HLS Fund                                  3,200,000,000        200,000,000

Hartford Global Technology HLS Fund                                 600,000,000        200,000,000

Hartford Growth HLS Fund                                            600,000,000        200,000,000

Hartford High Yield HLS Fund                                      2,600,000,000        200,000,000

Hartford Income HLS Fund                                            600,000,000        200,000,000

Hartford Index HLS Fund                                           3,500,000,000        500,000,000

Hartford Inflation Plus HLS Fund                                    600,000,000        200,000,000

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
Hartford International Capital Appreciation HLS Fund                600,000,000        200,000,000

Hartford International Opportunities HLS Fund                     2,000,000,000        625,000,000

Hartford International Small Company HLS Fund                       600,000,000        200,000,000

Hartford MidCap HLS Fund                                          1,800,000,000        600,000,000

Hartford MidCap Value HLS Fund                                      800,000,000        400,000,000

Hartford Money Market HLS Fund                                    6,000,000,000      1,000,000,000

Hartford Mortgage Securities HLS Fund                               900,000,000        300,000,000

Hartford Short Duration HLS Fund                                    600,000,000        200,000,000

Hartford Small Company HLS Fund                                   1,125,000,000        375,000,000

Hartford Stock HLS Fund                                           3,000,000,000      1,000,000,000

Hartford Value HLS Fund                                             600,000,000        200,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to seventy one billion, five hundred twenty five million (71,525,000,000) shares having an aggregate par value of seventy one million, five hundred twenty five thousand dollars ($71,525,000), as classified below:

SERIES                                                          CLASS IA SHARES    CLASS IB SHARES
------                                                          ---------------    ---------------
Hartford Advisers HLS Fund                                        8,500,000,000      1,000,000,000

Hartford Bond HLS Fund                                            4,400,000,000        600,000,000

Hartford Capital Appreciation HLS Fund                            4,250,000,000        750,000,000

Hartford Disciplined Equity HLS Fund                              3,300,000,000        200,000,000

Hartford Dividend and Growth HLS Fund                             3,500,000,000        500,000,000

Hartford Equity Income HLS Fund                                     600,000,000        200,000,000

Hartford Focus HLS Fund                                             600,000,000        200,000,000

Hartford Global Advisers HLS Fund                                   800,000,000        200,000,000

Hartford Global Communications HLS Fund                             600,000,000        200,000,000

Hartford Global Financial Services HLS Fund                         600,000,000        200,000,000

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
Hartford Global Health HLS Fund                                     600,000,000        200,000,000

Hartford Global Leaders HLS Fund                                  3,200,000,000        200,000,000

Hartford Global Technology HLS Fund                                 600,000,000        200,000,000

Hartford Growth HLS Fund                                            600,000,000        200,000,000

Hartford High Yield HLS Fund                                      2,600,000,000        200,000,000

Hartford Index HLS Fund                                           3,500,000,000        500,000,000

Hartford International Capital Appreciation HLS Fund                600,000,000        200,000,000

Hartford International Opportunities HLS Fund                     2,000,000,000        625,000,000

Hartford International Small Company HLS Fund                       600,000,000        200,000,000

Hartford MidCap HLS Fund                                          1,800,000,000        600,000,000

Hartford MidCap Value HLS Fund                                      800,000,000        400,000,000

Hartford Money Market HLS Fund                                    6,000,000,000      1,000,000,000

Hartford Mortgage Securities HLS Fund                               900,000,000        300,000,000

Hartford Select MidCap Growth HLS Fund                              600,000,000        600,000,000

Hartford Small Company HLS Fund                                   1,125,000,000        375,000,000

Hartford Stock HLS Fund                                           3,000,000,000      1,000,000,000

Hartford Value HLS Fund                                             600,000,000        200,000,000

Hartford Capital Preservation HLS Fund                              700,000,000        300,000,000

Hartford Focus Growth HLS Fund                                      600,000,000        200,000,000

Hartford Income HLS Fund                                            600,000,000        200,000,000

Hartford Inflation Plus HLS Fund                                    600,000,000        200,000,000

Hartford Short Duration HLS Fund                                    600,000,000        200,000,000

THIRD: Shares of the Corporation's Class IA and IB common stock shall have all of the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

FIFTH: At a meeting on July 27-28, 2004 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to

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          accommodate the creation of HARTFORD SELECT MIDCAP GROWTH HLS FUND, a new series of the Corporation.

IN WITNESS WHEREOF, Hartford Series Fund, Inc. has caused these Articles Supplementary to be duly executed by Kevin J. Carr, its Vice President, and attested to by Richard Kirk, its Assistant Secretary, this 19th day of August 2004.


                                         HARTFORD SERIES FUND, INC.
Attest:

                                         By:/s/ Kevin J. Carr
                                            -----------------
/s/ Richard Kirk                         Kevin J. Carr
---------------                          Vice President
Richard Kirk
Assistant Secretary

I, Kevin J. Carr, Vice President of Hartford Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                         /s/ Kevin J. Carr
                                         -----------------
                                         Kevin J. Carr